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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 9, 2000
                                                 -------------------------------


                                Stamps.com Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                  000-26427                 77-0454966
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)            Identification No.)


  3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California      90405
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              (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (310) 581-7200
                                                   ---------------------------


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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On October 12, 2000, Stamps.com announced that John M. Payne had resigned his position as Chairman of the Board of Directors and Chief Executive Officer of Stamps.com. Mr. Payne will remain a member of the Board of Directors and will serve as a special advisor to the Board on strategic matters. On October 9, 2000, Stamps.com announced that Loren Smith, who served as president and chief operating officer, has returned to his primary role as a director on the Stamps.com Board of Directors. Additionally, it was announced that Chief Financial Officer John LaValle and Comptroller Candelario Andalon are leaving the company to pursue other endeavors.

     The Board of Directors charged its Executive Committee with the search for an interim Chief Executive Officer and the exploration of strategic alternatives for the Company and elected current director Marvin Runyon to serve as Chairman of the Board as Mr. Payne's replacement. The Executive Committee now consists of Jeffrey J. Brown, G. Bradford Jones, Mohan P. Ananda and Thomas N. Clancy.

     Operations management will be provided by the company's established senior executive team, led by Executive Vice President Stephen M. Teglovic, Senior Vice President and General Manager Douglas J. Walner and Senior Vice President and General Manager David N. Duckwitz. In addition, the Board of Directors appointed Kenneth McBride to the position of acting Chief Financial Officer. Mr. McBride had served as the Senior Director of Finance of Stamps.com since April 1, 1999.

     Finally, Stamps.com announced that Thomas H. Bruggere resigned his position as a director of Stamps.com effective September 29, 2000. Mr. Runyon will replace Mr. Bruggere on the Board's Compensation Committee, joining Messrs. Brown and Jones.

     Attached as Exhibit 99.1 and Exhibit 99.2 to this report are press releases issued on October 9, 2000 and October 12, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.
     99.1  Press Release issued by the Registrant on October 9, 2000.
     99.2  Press Release issued by the Registrant on October 12, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Stamps.com Inc.
                                             ----------------------------------
                                                      (Registrant)

        October 13, 2000                         /s/  Michael A. Zuercher
----------------------------------           ----------------------------------
             Date                                     (Signature)

                                                 Michael A. Zuercher,
                                                 Secretary